FORM N-23c-3

NOTIFICATION OF REPURCHASE OFFER
PURSUANT TO RULE 23c-3

1.	Investment Company Act File Number: 811-23201
Date of Notification: April 22, 2022

2.	Exact name of investment company as specified in registration statement:

VERSUS CAPITAL REAL ASSETS FUND LLC

3.	Address of principal executive office:

5050 South Syracuse Street, Suite 1100
Denver, CO 80237

4.	Check one of the following:

A.	[X] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.	[ ] The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.	[ ] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/Brian Petersen
Brian Petersen
Chief Financial Officer

VERSUS CAPITAL REAL ASSETS FUND
SHAREHOLDER REPURCHASE OFFER NOTICE

April 22, 2022
Dear Shareholder:
If your investment adviser has discretionary authority to manage your shares or if you are not interested in tendering your shares for repurchase at this time, you may disregard this letter and take no action.
The Versus Capital Real Assets Fund (the “Fund”) is a closed-end interval fund.  The Fund is offering to repurchase up to five percent (5%) of its outstanding shares at its net asset value, on the Repurchase Pricing Date, as defined in the enclosed Repurchase Offer Terms.
The Fund’s quarterly repurchase offer will begin on April 22, 2022 and end on the Repurchase Request Deadline at the Fund’s close of business, which is the close of business of the New York Stock Exchange (normally at 4:00 p.m. ET) on May 20, 2022.
If you wish to tender your shares for cash, you can do so by contacting your broker-dealer, registered investment adviser, financial institution or other institution (“Authorized Institution”).  You will need to ask your Authorized Institution or nominee to submit the repurchase request for you and provide all of the information that Authorized Institution or nominee requires.  Certain Authorized Institutions, including custodians and clearing platforms, may set times prior to the Repurchase Request Deadline by which they must receive all documentation they may require relating to repurchase requests and may require additional information.  In addition, certain clearing houses may allow / require you to submit your tender request only on the Repurchase Request Deadline.
If you have any questions, please contact your Authorized Institution or other financial adviser.  The enclosed documents apply to the current repurchase offer period, and new documents will be mailed in connection with subsequent quarterly repurchase offers.
As always, we value our relationship with you and hope to continue to serve your investment needs.
Regards,
Versus Capital Real Assets Fund LLC

REPURCHASE OFFER TERMS

1.
Repurchase Offer. Versus Capital Real Assets Fund (the “Fund”) is offering to repurchase for cash up to five percent (5%) of the aggregate of its issued and outstanding common shares (“Shares”) on the Repurchase Request Deadline (described below).  The Fund will purchase Shares at the NAV per Share determined as of the close of the New York Stock Exchange (the “Exchange”) on the Repurchase Pricing Date (described below), upon the terms and conditions set forth in (i) these Repurchase Offer Terms, (ii) the Fund Shareholder Repurchase Offer Notice (the “Repurchase Offer Notice”) and (iii) the Fund’s Prospectus.  Together, those documents constitute the “Repurchase Offer.”  The Repurchase Offer is not conditioned upon the tender for repurchase of any minimum number of Shares.  The purpose of the Repurchase Offer is to provide some liquidity to shareholders since the Fund is unaware of any secondary market which exists for the Shares.  The Fund does not charge a processing fee for handling repurchase requests.  However, if your Shares are held for you by your broker-dealer, registered investment adviser, financial institution or other institution (“Authorized Institution”), or otherwise by a nominee, such Authorized Institution may charge a transaction fee for submitting a repurchase request for you.

2.
Net Asset Value. You must determine whether to tender Shares on or before the Repurchase Request Deadline of May 20, 2022.  The Net Asset Value at which the Fund will repurchase Shares will not be determined until the Repurchase Pricing Date, which is the same as the Repurchase Request Deadline, May 20, 2022.  The Net Asset Value may fluctuate between the date you submit your repurchase request and the Repurchase Request Deadline / Repurchase Pricing Date.  The Net Asset Value on the Repurchase Pricing Date could be higher or lower than on the date you submit a repurchase request.  Please call shareholder services at 1-855-653-7173 for current NAV information.  Shares of the Fund earn dividends declared, if any, on the day the Shares are repurchased.  On April 20, 2022, the net asset value per Share of the Fund was $ 27.86.

3.
Repurchase Request Offer Period and Repurchase Request Deadline.  This quarter’s Repurchase Offer begins on April 22, 2022.  All tenders of Shares for repurchase must be received in proper form by BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the Fund’s transfer agent (the “Transfer Agent”), or your Authorized Institution, before the Fund’s close of business, which is the close of business of the Exchange (normally 4:00 p.m. Eastern Time, but the Exchange may close earlier on certain days) on May 20, 2022, (the “Repurchase Request Deadline”).  Certain Authorized Institutions, including custodians and clearing platforms, may set times prior to the Repurchase Request Deadline by which they must receive all documentation they may require relating to repurchase requests and may require additional information.  In addition, certain clearing houses may allow / require you to submit your tender request only on the Repurchase Request Deadline.

4.	The Repurchase Request Deadline will be strictly observed. The Fund will not accept any alternative, conditional or contingent tenders for repurchase.
5.
Payment for Shares Repurchased. The Fund expects to distribute repurchase proceeds to shareholders by May 24, 2022, but in no event later than seven (7) calendar days after the Repurchase Pricing Date.

6.
Repurchase Charge. The Fund does not charge a special handling or processing fee for repurchases. Your Authorized Institution may charge a transaction fee in connection with submitting a repurchase request.

7.
Withdrawal or Modification of Number of Shares to be Repurchased.  Subject to the limitations of your Authorized Institution, Shares submitted pursuant to the Repurchase Offer may be withdrawn or you may change the number of Shares submitted for repurchase at any time prior to the Fund’s close of business, which is the close of business of the Exchange (normally 4:00 p.m. Eastern Time, but the Exchange may close earlier on certain days) on the Repurchase Request Deadline.  If your Shares are held for you by your Authorized Institution or otherwise by a nominee, please consult such person if you wish to modify or withdraw a repurchase request.  With respect to Shares held directly with BNY Mellon, shareholders seeking to modify or withdraw their tender of Shares must send to the Transfer Agent a notice of withdrawal or notice of modification, as applicable, that specifies the name of the person withdrawing or modifying a tender of Shares and the number of Shares to be withdrawn or the modified number of Shares to be tendered. Shares properly withdrawn shall not thereafter be deemed to be tendered for purposes of the Repurchase Offer.  However, withdrawn Shares may be retendered by following the procedures described herein prior to the Repurchase Request Deadline.  For further information regarding modifications or withdrawals of tenders, you may call shareholder services at 1-855-653-7173 or contact your Authorized Institution or financial adviser.

8.
Suspension or Postponement of Repurchase Offer. The Board may suspend or postpone this Repurchase Offer only by a majority vote of the Directors (including a majority of the Independent Directors) and only in the following limited circumstances: (i) during any period in which the Exchange or any other market on which the Fund’s portfolio securities are traded is closed, other than customary weekend and holiday closings, or trading in those markets is restricted; or (ii) during an emergency that makes it impractical for the Fund to dispose of securities it owns or determine the net asset value of Fund Shares; or (iii) if the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code; or (iv) during other periods where the Securities and Exchange Commission permits the suspension or postponement of offers by the Fund for the protection of its shareholders.  If the Repurchase Offer is suspended or postponed, the Fund will provide notice of the suspension or postponement to each shareholder of the Fund. If the Fund renews the Repurchase Offer, the Fund will send a new notification to each shareholder with details concerning the terms and conditions of the renewed Offer.

9.
Proration. If Share repurchase requests exceed the number of Shares in the Fund’s Repurchase Offer, the Fund may, in its sole discretion: (i) repurchase the tendered Shares on a pro rata basis or (ii) increase the number of Shares to be repurchased by up to 2.0% of the Fund’s outstanding Shares.  If Share repurchase requests exceed the number of Shares in the Fund’s Repurchase Offer plus 2.0% of the Fund’s outstanding Shares, the Fund is required to repurchase the Shares tendered on a pro rata basis.  However, the Fund may accept all shares tendered for repurchase by Shareholders who own less than one hundred shares and who tender all of their Shares, before prorating other amounts tendered.   Because of the potential for proration, there can be no assurance that the Fund will be able to repurchase all the Shares that you tender even if you tender all the Shares that you own. In the event of an oversubscribed Repurchase Offer, you may be unable to liquidate some or all of your investment so tendered, in which case any Shares tendered by you that are not repurchased would remain in your account. You would have to wait until a subsequent quarterly Repurchase Offer to tender Shares that the Fund was unable to repurchase, and you would be subject to the risk of Net Asset Value fluctuations during that period. You would need to submit a new repurchase request for that Repurchase Offer. Any subsequent Repurchase Offer may also be oversubscribed.

10.
Tax Consequences. Shareholders should review the tax information in the Fund’s Prospectus and Statement of Additional Information. Shareholders should consult their tax advisors regarding the specific tax consequences, including state and local tax consequences, of participating in the Repurchase Offer. The Fund intends to take the position that shareholders tendering Shares will qualify for sale or exchange treatment. If the transaction is treated as a sale for tax purposes, any gain or loss recognized will be treated as capital gain or loss by shareholders that hold their Shares as a capital asset. If the sale is not treated as a sale or exchange for tax purposes, the amount received upon a repurchase of Shares will consist in whole or in part of ordinary dividend income, a return of capital or capital gain, depending on the Fund’s earnings and profits for its taxable year and the shareholder’s basis in the Shares. In addition, if any amounts received are treated as a dividend to tendering shareholders, a constructive dividend may be received by non-tendering shareholders whose proportionate increase in the Fund has been increased as a result of the tender.

Withholding on Non-U.S. Shareholders. The Transfer Agent will withhold federal income taxes equal to 30% of the gross payments payable to a non-U.S. shareholder unless the non-U.S. shareholder has provided to the Transfer Agent an appropriate Form W-8 on which it claims eligibility for a reduced rate of withholding, or establishes an exemption from withholding on dividends. A non-U.S. shareholder may be eligible to obtain a refund of tax withheld if such shareholder is able to establish that no tax or a reduced amount of tax was due.
Transfer Taxes. The Fund will pay all share transfer taxes, if any, payable on the transfer to it of Shares repurchased pursuant to the Repurchase Offer.  If, however: (i) payment of the Purchase Price is to be made to any person other than the registered owner(s); or (ii) (in the circumstances permitted by the Repurchase Offer) unpurchased Shares are to be registered in the name(s) of any person other than the registered owner(s), then the amount of any transfer taxes (whether imposed on the registered owner(s) or such other persons) payable on account of the transfer to such person(s) will be deducted from the Purchase Price by the Transfer Agent unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.
11.
Documents in Proper Form.  All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by the Fund in its sole discretion, which determination shall be final and binding on all parties.  The Fund reserves the absolute right to reject any or all tenders determined by it not to be in appropriate form or the acceptance of or payment for any Shares which may, in the opinion of the Fund’s counsel, be unlawful.  The Fund also reserves the absolute right to waive any of the conditions of the Repurchase Offer or any defect or irregularity in tender of any particular Shares or by any particular shareholder, and the Fund’s interpretations of the terms and conditions of the Repurchase Offer will be final and binding on all parties.  Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Fund shall determine.  Tendered Shares will not be accepted for repurchase unless all defects and irregularities have either been cured within such time or waived by the Fund.  Neither the Fund, Versus Capital Advisors, LLC (the “Adviser”) nor any other person are obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.  The Fund and the Adviser will not be liable for any loss incurred in the event that the Fund accepts unauthorized telephone instructions or repurchase requests that the Fund reasonably believes to be genuine.

Neither the Fund nor its Board makes any recommendation to any shareholder as to whether to tender or refrain from tendering Shares.  Each shareholder must make an independent decision whether to tender Shares and, if so, how many Shares to tender.  No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender Shares pursuant to this Repurchase Offer.  No person has been authorized to give any information or to make any representations in connection with the Repurchase Offer other than those contained herein, in the Repurchase Offer Notice or in the Fund’s Prospectus.
For a copy of the Fund’s Prospectus or for other information, visit www.versuscapital.com, call shareholder services at 1-855-653-7173, or contact your Authorized Institution or financial adviser.
Dated:   April 22, 2022